EATON VANCE SHORT TERM REAL RETURN FUND

Supplement to Prospectus dated March 1, 2012

1.  The following replaces the second paragraph of “Principal Investment Strategies” in “Fund Summary”:

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.  The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.  The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.  The Fund may invest in instruments rated below investment grade (being below BBB by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Group or Fitch Ratings, or, if unrated, determined by the investment adviser to be of comparable quality).  The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may invest in repurchase agreements or reverse repurchase agreements.  Such instruments may be entered into for purposes of investment leverage.  Forward purchase of inflation-indexed debt obligations of varying maturities issued by the United States and non-U.S. government, their agencies or instrumentalities (such as TIPS), corporations and other issuers will be considered “real return” instruments for purposes of the Fund’s 80% Policy.  The Fund may invest in derivative instruments, such as swap agreements, options, futures contracts or option on futures.  The Fund also may engage in short sales, may invest in mortgage-backed securities, commercial mortgage-backed securities (“CMBS”) or asset-backed securities and is authorized to borrow for investment purposes on a non-recourse basis.  The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).  The Fund may invest in other pooled investment vehicles and may lend it securities.

2.  The following is added after “Derivatives Risk.” under “Principal Risks” in “Fund Summary”:

CMBS Risk.  CMBS are subject to credit, interest rate, prepayment and extension risk.  CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage.  CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues.  CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

3.  The following is added following the first paragraph under “Further Information about the Portfolios”:

CMBS Portfolio.  The investment objective of the Portfolio is total return.  The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish investment exposures to commercial mortgage-backed securities.  The Portfolio generally expects to maintain a dollar-weighted average duration of less than or equal to three years.  Under normal market conditions, the Portfolio will invest at least 80% of net assets in commercial mortgage–backed securities (“CMBS”) (the “80% Policy”).

The Portfolio intends to invest primarily in investment grade CMBS.  Investment grade securities are rated BBB or better by Standard & Poor’s Rating Group (“S&P) or Fitch Ratings or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or deemed to be of comparable quality by the investment adviser.  The Portfolio may invest in fixed-income securities of any duration or credit rating.  The Portfolio may also invest in asset-backed securities (“ABS”), agency or non-agency mortgage-backed securities (“MBS”), including residential mortgage-backed securities (“RMBS”), and securities issued by the US Government or its agencies and instrumentalities.

The Portfolio may, at times, engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices or interest rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of securities or currencies.  The Portfolio expects to use derivatives principally when seeking to hedge against fluctuations in interest rates or to change the effective duration of the portfolio using interest rate derivatives, or to gain or lessen exposure to CMBS indices and single-name CMBS using total return swaps and credit default swaps.  There is no stated limit on the Portfolio’s use of derivatives.  The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments and securities lending.  The Portfolio is non-diversified, open-end management investment company.

Under its investment advisory agreement with the Portfolio, Boston Management and Research (“BMR”) receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.530%
$2.5 billion but less than $5 billion	0.510%
$5 billion and over	0.500%

Matthew T. Buckley and Thomas H. Luster have co-managed the Portfolio since its inception. Mr. Buckley has been employed by Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR and a Structured Finance Analyst for the Investment Grade Fixed Income team at Eaton Vance.  Mr. Luster co-manages other Eaton Vance funds and portfolios and has been a Vice President of Eaton Vance and BMR for more than five years

November 1, 2012

6382-11/12  STRRPS